SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2007

COAST FINANCIAL HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	000-50433	14-1858265
(State or Other Jurisdiction Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1301 – 6th Avenue, Suite 300, Bradenton, Florida	34205
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (941) 752-5900

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.06. Material Impairments.

On January 26, 2007, Coast Financial Holdings, Inc. (the “Company”), the holding company for Coast Bank of Florida (the “Bank”), issued a press release to provide additional information regarding the Bank’s construction-to-permanent loan portfolio which has been the subject of Form 8-Ks filed by the Company on January 18 and 22, 2007. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Not Applicable

(b)	Not Applicable

(c)	Exhibits.

Exhibit No.	Description
99.1	Press Release issued January 26, 2007.

[Rest of Page Intentionally Blank. Signature on following Page.]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COAST FINANCIAL HOLDINGS, INC.

Date: January 26, 2007	By:	/s/ Justin D. Locke
Justin D. Locke
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued January 26, 2007.